UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

LMP Capital and Income Fund Inc.
(SCD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Capital and Income Fund Inc.

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	II

Investment commentary	V

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Statement of cash flows	11

Financial highlights	12

Notes to financial statements	13

Additional shareholder information	28

Dividend reinvestment plan	29

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Capital and Income Fund Inc. for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Special shareholder notices

Increased managed distribution rate and Fund repositioning

In late May 2011, the Fund announced an increased quarterly managed distribution rate of $0.28 per share payable September 30, 2011 (to shareholders of record as of September 23, 2011), as well as a repositioning of its equity portfolio. In declaring the new rate, the Fund cited a repositioning of its equity assets, which ClearBridge Advisors, LLC (“ClearBridge”), the Fund’s equity subadviser, believes is likely to increase the level of income available from the Fund’s equity investments. The Fund’s equity allocation will be repositioned to include a broader range of higher-yielding securities such as real estate investment trusts (“REITs”)i and master limited partnerships (“MLPs”). The Fund may increase its international exposure and may opportunistically employ other techniques such as option writing. The Fund continues to utilize a line of credit to enhance portfolio returns; this line of credit provides the Fund with the ability to moderate its use as market conditions and opportunities change.

LMP Capital and Income Fund Inc.	III

While the quarterly distributions are anticipated to be derived from a combination of net investment income and potential short- and long-term capital gains, these managed distributions also may include a return of capital. A return of capital is generally not taxable; however, under certain circumstances, a return of capital may be deemed to be a taxable distribution to shareholders. The Board of Directors may reduce the Fund’s quarterly distribution rate in the future or terminate or suspend the managed distribution policy at any time. Any such reduction in the quarterly distribution rate, termination or suspension could have an adverse effect on the market price of the Fund’s shares.

Equity team changes

As part of the repositioning, the Fund announced changes to the ClearBridge portfolio management team that is responsible for the day-to-day management of the Fund’s equity assets and for the allocation of the Fund’s assets between equity and fixed-income investments effective immediately. The portfolio management team consists of Peter Vanderlee, CFA, Mark McAllister, CFA, Tim Daubenspeck and Tatiana Thibodeau. Mr. Vanderlee continues to be responsible for the Fund’s asset allocation and will focus on dividend-paying securities. Other members of the portfolio management team will focus on their respective areas of investment expertise: Mr. McAllister on REITs, Mr. Daubenspeck on telecommunications, and Ms. Thibodeau on utilities. The portfolio management team from Western Asset Management Company will continue to be responsible for the Fund’s fixed-income investments and there are no changes to its portfolio management team.

Tender offer program

In March 2011, the Fund’s Board of Directors approved a tender offer for up to 30% of the Fund’s outstanding shares of common stock. In addition, upon the prior occurrence of certain events as set forth below as well as certain other terms and conditions, the Fund’s Board of Directors also approved three subsequent quarterly conditional tender offers of up to 5% of the outstanding shares of common stock. All tender offers will be conducted at a price equal to at least 98% of the Fund’s net asset value (“NAV”)ii per share on the dates the tender offers expire.

The Fund commenced its initial tender offer of up to 30% of the Fund’s common stock, equivalent to up to 8,989,232 shares of its issued and outstanding shares of common stock on June 1, 2011. The offer expired at 5:00 p.m., New York time, on June 30, 2011. On July 7, 2011, the Fund announced that it had accepted 8,989,232 shares for payment at $14.15 per share. These shares represent approximately 30% of the Fund’s outstanding shares.

A total of 16,711,593 were properly tendered and not withdrawn by June 30, 2011, the final date for withdrawals. As more than 8,989,232 shares were tendered, the tender offer was oversubscribed. Therefore, the Fund purchased shares from tendering stockholders on a pro-rata basis (disregarding fractional shares), in accordance with the terms and conditions specified in the Offer to Purchase. Accordingly, on a pro rata basis, 53.790% of shares for each stockholder who properly tendered shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted shares on July 8, 2011.

The Fund’s three subsequent tender offers are conditioned on the failure to meet certain threshold requirements related to the discount at which the Fund’s shares trade from their NAV during a thirty-calendar day measuring

IV	LMP Capital and Income Fund Inc.

Letter from the chairman (cont’d)

period (“measuring period”). If the Fund’s shares have traded at a market price that represents an average daily discount from NAV of more than 5%, the Fund will commence a tender offer on the first day of the month following the end of the measuring period for up to 5% of outstanding common stock at a price equal to at least 98% of the Fund’s NAV on the date each of these three respective tender offers expires. The measuring periods for the three conditional tenders will be July 20 to August 19, 2011, October 19 to November 18, 2011 and January 19 to February 18, 2012, respectively. The average of the Fund’s daily premium or discount to NAV for each trading day in the applicable measuring period will be the percentage difference between the NAV and the volume-weighted average price (“VWAP”) of the Fund on each trading day during such measuring period.

If the Fund’s market price is discounted to its NAV by 5% or less during the measuring period, the Fund will not commence a tender offer during that quarter or in any subsequent quarters.

Further information about the initial tender offer, and any subsequent tender offers, will be announced by press release. The tender offers will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both.

The Fund also announced that, pursuant to a previously announced repurchase program of up to 1,000,000 shares of the Fund’s common stock, the Fund may repurchase shares of its common stock in the open market, including during measuring periods for the conditional tenders, if it is deemed to be in the best interests of the Fund’s shareholders.

This notice is not an offer to purchase or a solicitation of an offer to buy shares of the Fund. The tender offers will be made only by an Offer to Purchase and the related Letter of Transmittal. As soon as each tender offer commences, the Fund will file a tender offer statement with the Securities and Exchange Commission (“SEC”). When available, shareholders of the Fund should read these documents because they contain important information. Shareholders may obtain free of charge, when available, the Offer to Purchase and Letter of Transmittal from the website of the SEC (www.sec.gov). The Fund will also make available to its shareholders, without charge, the Offer to Purchase and Letter of Transmittal. The offer is not being made to, nor will tenders be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer would violate that jurisdiction’s laws.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 29, 2011

i                Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii             Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

LMP Capital and Income Fund Inc.	V

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates

VI	LMP Capital and Income Fund Inc.

Investment commentary (cont’d)

an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved higher during the reporting period. The market got off to a strong start in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Fueling the market’s ascent was optimism for the global economy and corporate profits that generally exceeded expectations. Despite geopolitical

LMP Capital and Income Fund Inc.	VII

unrest in the Middle East, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, with the Index gaining 0.04% and 2.96%, respectively. The market took a step backward in May as the Index fell 1.13% amid concerns for the economy and future corporate profits. Stock prices then declined 1.67% in June due to weaker-than-expected economic data and a further escalation of the European sovereign debt crisis. All told, the Index returned 6.02% over the reporting period.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationvi Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given weakening economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvii returned 2.72%.

Performance review

For the six months ended June 30, 2011, LMP Capital and Income Fund Inc. returned 8.43% based on its net asset value (“NAV”)viii and 12.68% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the S&P 500 Index, returned 2.72% and 6.02%, respectively, over the same time frame. The Lipper Income and Preferred Stock Closed-End Funds Category Averageix returned 7.73% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.30 per share, which may have included a return of capital. The performance table on the following page

VIII	LMP Capital and Income Fund Inc.

Investment commentary (cont’d)

shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$14.54 (NAV)	8.43%†
$13.72 (Market Price)	12.68%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†   Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 29, 2011

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The repositioning of the Fund’s portfolio may increase a shareholder’s risk of loss associated with an investment in the Fund’s shares. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

LMP Capital and Income Fund Inc.	IX

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii        The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 25 funds in the Fund’s Lipper category.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†        The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives, such as written options, futures contracts, options on futures and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

LMP Capital and Income Fund Inc.

Security	Shares	Value
Common Stocks — 65.1%
Consumer Staples — 1.1%
Household Products — 1.1%
Kimberly-Clark Corp.	72,000	$ 4,792,320
Energy — 5.8%
Energy Equipment & Services — 1.6%
Diamond Offshore Drilling Inc.	93,020	6,549,538
Oil, Gas & Consumable Fuels — 4.2%
Sandridge Mississippian Trust I	45,000	1,190,250
Total SA, ADR	288,000	16,657,920
Total Oil, Gas & Consumable Fuels		17,848,170
Total Energy		24,397,708
Financials — 27.7%
Capital Markets — 1.0%
Medley Capital Corp.	341,000	4,003,340
Real Estate Investment Trusts (REITs) — 20.6%
Annaly Capital Management Inc.	750,000	13,530,000
Campus Crest Communities Inc.	155,000	2,005,700
CBL & Associates Properties Inc.	64,000	1,584,640
Chimera Investment Corp.	3,954,970	13,684,196
Cogdell Spencer Inc.	320,000	1,916,800
CommonWealth REIT	93,000	2,403,120
DCT Industrial Trust Inc.	412,000	2,154,760
Dundee Real Estate Investment Trust	44,000	1,482,710
Entertainment Properties Trust	41,000	1,914,700
Excel Trust Inc.	158,000	1,742,740
First Potomac Realty Trust	63,000	964,530
Hatteras Financial Corp.	273,000	7,706,790
HCP Inc.	63,000	2,311,470
Health Care REIT Inc.	27,000	1,415,610
Highwoods Properties Inc.	43,000	1,424,590
Hospitality Properties Trust	119,000	2,885,750
Inland Real Estate Corp.	271,000	2,392,930
Kilroy Realty Corp.	24,000	947,760
Liberty Property Trust	65,000	2,117,700
Mack-Cali Realty Corp.	58,000	1,910,520
Mission West Properties Inc.	64,400	565,432
National Retail Properties Inc.	106,000	2,598,060

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	3

LMP Capital and Income Fund Inc.

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
OMEGA Healthcare Investors Inc.	90,000	$ 1,890,900
Primaris Retail Real Estate Investment Trust	46,000	1,003,992
Ramco-Gershenson Properties Trust	132,000	1,634,160
Regency Centers Corp.	22,000	967,340
Senior Housing Properties Trust	50,000	1,170,500
Starwood Property Trust Inc.	190,000	3,896,900
Urstadt Biddle Properties, Class A Shares	118,000	2,136,980
Westfield Group	439,000	4,090,937	(a)
Total Real Estate Investment Trusts (REITs)		86,452,217
Thrifts & Mortgage Finance — 6.1%
First Niagara Financial Group Inc.	990,000	13,068,000
New York Community Bancorp Inc.	823,000	12,336,770
Total Thrifts & Mortgage Finance		25,404,770
Total Financials		115,860,327
Health Care — 3.5%
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	288,000	8,340,480
GlaxoSmithKline PLC, ADR	143,900	6,173,310
Total Health Care		14,513,790
Industrials — 2.0%
Aerospace & Defense — 0.8%
Lockheed Martin Corp.	40,000	3,238,800
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership	43	27,735	(a)(b)
Trading Companies & Distributors — 1.2%
TAL International Group Inc.	146,000	5,041,380
Total Industrials		8,307,915
Telecommunication Services — 19.2%
Diversified Telecommunication Services — 15.4%
AT&T Inc.	450,000	14,134,500
CenturyLink Inc.	250,000	10,107,500
France Telecom SA, ADR	675,000	14,370,750
Frontier Communications Corp.	750,000	6,052,500
Verizon Communications Inc.	220,000	8,190,600
Windstream Corp.	900,000	11,664,000
Total Diversified Telecommunication Services		64,519,850

See Notes to Financial Statements.

4	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

LMP Capital and Income Fund Inc.

Security		Shares	Value
Wireless Telecommunication Services — 3.8%
Vodafone Group PLC, ADR		600,000	$ 16,032,000
Total Telecommunication Services			80,551,850
Utilities — 5.8%
Electric Utilities — 1.7%
UIL Holdings Corp.		215,637	6,975,857
Multi-Utilities — 4.1%
Integrys Energy Group Inc.		251,000	13,011,840
National Grid PLC		445,000	4,379,114	(a)
Total Multi-Utilities			17,390,954
Total Utilities			24,366,811
Total Common Stocks (Cost — $265,435,136)			272,790,721

	Rate
Convertible Preferred Stocks — 9.9%
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Apache Corp.	6.000%	47,000	3,098,240
Financials — 3.6%
Diversified Financial Services — 1.4%
CalEnergy Capital Trust III	6.500%	120,000	6,066,000
Insurance — 0.8%
Metlife Inc.	5.000%	39,000	3,214,770
Real Estate Investment Trusts (REITs) — 1.4%
Health Care Reit Inc.	6.500%	110,000	5,681,500
Total Financials			14,962,270
Utilities — 5.6%
Electric Utilities — 5.6%
Great Plains Energy Inc.	12.000%	70,970	4,630,083
NextEra Energy Inc.	7.000%	230,011	11,903,017
PPL Corp.	9.500%	125,000	6,987,500
Total Utilities			23,520,600
Total Convertible Preferred Stocks (Cost — $39,645,912)			41,581,110
Preferred Stocks — 2.2%
Financials — 2.2%
Real Estate Investment Trusts (REITs) — 2.2%
Ashford Hospitality Trust	9.000%	33,661	848,594
BioMed Realty Trust Inc., Series A	7.375%	62,000	1,574,180
Brandywine Realty Trust, Series D	7.375%	6,950	174,549
Cogdell Spencer Inc.	8.500%	7,311	183,506

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	5

LMP Capital and Income Fund Inc.

Security	Rate		Shares	Value
Real Estate Investment Trusts (REITs) — continued
Corporate Office Properties Trust, Cumulative Redeemable, Series J	7.625%		206	$ 5,257
Duke Realty Corp., Series M	6.950%		1,275	32,258
Glimcher Realty Trust	8.125%		43,353	1,062,148
Kimco Realty Corp., Series G	7.750%		20,567	535,976
Kite Realty Group Trust, Series A	8.250%		2,103	52,701
LaSalle Hotel Properties, Cumulative Redeemable, Series G	7.250%		12,845	317,400
Pebblebrook Hotel Trust, Series A	7.875%		31,112	782,156
Public Storage Inc., Cumulative Redeemable, Series L	6.750%		2,434	62,189
Saul Centers Inc.	9.000%		4,820	128,935
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%		91,000	2,224,040
Urstadt Biddle Properties Inc., Cumulative, Series C	8.500%		6,838	745,342
Vornado Realty Trust, Cumulative Redeemable, Series G	6.625%		9,241	229,639
Total Preferred Stocks (Cost — $8,986,451)				8,958,870

		Maturity Date	Face Amount
Asset-Backed Securities — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.361%	1/25/34	$289,958	87,936	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.436%	6/25/34	126,652	39,142	(c)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(b)(d)(e)
Fremont Home Loan Trust, 2004-1 M5	1.836%	2/25/34	119,569	55,632	(c)
GSAMP Trust, 2004-OPT M3	1.336%	11/25/34	231,610	91,700	(c)
MASTR Specialized Loan Trust, 2007-2 A	0.536%	5/25/37	384,781	128,864	(c)(d)
RAAC Series, 2007-RP3 A	0.566%	10/25/46	431,457	271,254	(c)(d)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.086%	3/25/34	389,160	159,469	(c)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(b)(d)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(b)(d)(e)
Total Asset-Backed Securities (Cost — $1,983,915)				834,000
Collateralized Mortgage Obligations — 0.6%
Bear Stearns ARM Trust, 2005-12 24A1	5.575%	2/25/36	102,140	70,076	(c)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.482%	7/25/41	100,000	16,000	(a)(c)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.205%	6/20/41	100,000	15,359	(a)(c)
MASTR ARM Trust, 2003-3 3A4	2.438%	9/25/33	650,962	572,873	(c)
Merit Securities Corp., 11PA B2	1.686%	9/28/32	137,528	132,474	(c)(d)

See Notes to Financial Statements.

6	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
MLCC Mortgage Investors Inc., 2004-A B2	1.106%	4/25/29	$ 235,747	$ 98,777	(c)
MLCC Mortgage Investors Inc., 2004-B B2	1.506%	5/25/29	369,140	269,761	(c)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	837,207	621,832
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.156%	7/25/37	125,211	122,113	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.027%	7/25/37	133,072	132,713	(c)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.268%	6/25/46	569,946	266,987	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.624%	6/25/37	577,623	328,863	(c)
Total Collateralized Mortgage Obligations (Cost — $3,253,582)				2,647,828
Corporate Bonds & Notes — 11.8%
Consumer Staples — 1.4%
Food & Staples Retailing — 1.4%
CVS Caremark Corp., Junior Subordinated Bonds	6.302%	6/1/37	5,825,000	5,673,305	(c)
Energy — 3.1%
Oil, Gas & Consumable Fuels — 3.1%
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	14,000,000	13,090,000	(c)
Financials — 5.9%
Commercial Banks — 1.0%
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	2,000,000	2,050,000	(c)(f)
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	2,000,000	2,120,000	(c)(f)
Total Commercial Banks				4,170,000
Diversified Financial Services — 3.0%
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	8,000,000	8,621,960	(c)(f)
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	4,000,000	3,974,660	(c)
Total Diversified Financial Services				12,596,620
Insurance — 1.9%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,000,000	7,840,000
Total Financials				24,606,620
Utilities — 1.4%
Electric Utilities — 1.4%
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	2,000,000	1,987,180	(c)
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.650%	6/15/67	4,000,000	4,004,848	(c)
Total Utilities				5,992,028
Total Corporate Bonds & Notes (Cost — $47,811,025)				49,361,953
Municipal Bonds — 0.0%
California — 0.0%
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	10,000	10,232

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	7

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — 0.0%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	$ 10,000	$10,238
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	10,000	10,232
Total Illinois				20,470
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	10,000	9,884
Total Municipal Bonds (Cost — $37,978)				40,586

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)		4/28/14	215	2	*(a)(b)
Total Investments Before Short-Term Investments (Cost — $367,153,999)				376,215,070

		Maturity Date	Face Amount
Short-Term Investments — 10.2%
Repurchase Agreements — 10.2%
Interest in $367,792,000 joint tri-party repurchase agreement dated 6/30/11 with Barclays Capital Inc.; Proceeds at maturity — $42,595,024; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.135% due 5/6/13 to 7/15/20; Market value — $43,446,900) (Cost — $42,595,000)	0.020%	7/1/11	$42,595,000	42,595,000
Total Investments — 100.0% (Cost — $409,748,999#)				$418,810,070

*            Non-income producing security.

(a)         Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(b)        Illiquid security.

(c)         Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)         The coupon payment on these securities is currently in default as of June 30, 2011.

(f)           Security has no maturity date. The date shown represents the next call date.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
ARM	— Adjustable Rate Mortgage
IO	— Interest Only

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $367,153,999)	$ 376,215,070
Repurchase agreements, at value (Cost — $42,595,000)	42,595,000
Foreign currency, at value (Cost — $161)	132
Cash	3,634,264
Receivable for securities sold	32,864,085
Dividends and interest receivable	3,182,643
Prepaid expenses	14,314
Total Assets	458,505,508

Liabilities:
Payable for tendered shares	127,197,633
Payable for securities purchased	25,758,718
Investment management fee payable	381,125
Interest payable (Note 5)	3,371
Accrued expenses	89,089
Total Liabilities	153,429,936
Total Net Assets	$ 305,075,572

Net Assets:
Par value ($0.001 par value; 20,974,874 shares issued and outstanding; 100,000,000 shares authorized)	$ 20,975
Paid-in capital in excess of par value	432,524,608
Undistributed net investment income	4,454,790
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(140,986,061)
Net unrealized appreciation on investments and foreign currencies	9,061,260
Total Net Assets	$ 305,075,572

Shares Outstanding	20,974,874

Net Asset Value	$14.54

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Dividends	$ 11,025,521
Interest	3,551,583
Less: Foreign taxes withheld	(78,451)
Total Investment Income	14,498,653

Expenses:
Investment management fee (Note 2)	2,307,862
Interest expense (Note 5)	523,707
Transfer agent fees	49,625
Directors’ fees	39,129
Legal fees	38,007
Audit and tax	37,297
Shareholder reports	28,395
Fund accounting fees	22,894
Stock exchange listing fees	10,400
Custody fees	8,542
Insurance	3,226
Miscellaneous expenses	18,395
Total Expenses	3,087,479
Net Investment Income	11,411,174

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	63,120,361
REIT distributions	44,807
Futures contracts	(447,305)
Written options	9,050
Swap contracts	(1,445)
Foreign currency transactions	13,304
Net Realized Gain	62,738,772
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(43,363,325)
Futures contracts	20,066
Written options	(2,772)
Swap contracts	(153)
Foreign currencies	215
Change in Net Unrealized Appreciation (Depreciation)	(43,345,969)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	19,392,803
Increase in Net Assets From Operations	$ 30,803,977

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$ 11,411,174	$ 16,282,966
Net realized gain	62,738,772	2,411,673
Change in net unrealized appreciation (depreciation)	(43,345,969)	35,056,300
Increase in Net Assets From Operations	30,803,977	53,750,939

Distributions to Shareholders From (Note 1):
Net investment income	(8,989,232)	(16,180,617)
Decrease in Net Assets From Distributions to Shareholders	(8,989,232)	(16,180,617)

Fund Share Transactions (Notes 6 and 8):
Cost of tendered shares (8,989,232 and 0 tendered shares, respectively)	(127,197,633)	—
Decrease in Net Assets From Fund Share Transactions	(127,197,633)	—
Increase (Decrease) in Net Assets	(105,382,888)	37,570,322

Net Assets:
Beginning of period	410,458,460	372,888,138
End of period*	$ 305,075,572	$410,458,460
* Includes undistributed net investment income of:	$4,454,790	$2,032,848

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	11

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2011

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 13,939,619
Operating expenses paid	(2,659,228)
Interest paid	(553,999)
Net purchases of short-term investments	(38,720,592)
Realized loss on futures contracts	(447,305)
Realized loss on swap contracts	(1,445)
Realized gain on foreign currency transactions	13,304
Realized gain on options	6,357
Purchases of long-term investments	(451,623,280)
Proceeds from disposition of long-term investments	592,743,059
Change in receivable from broker — variation margin	10,629
Change in cash deposits with brokers for purchased options on futures	1,327
Net Cash Provided By Operating Activities	112,708,446

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(8,989,232)
Cash paid on loan	(100,000,000)
Due to custodian	(84,961)
Net Cash Used By Financing Activities	(109,074,193)
Net Increase in Cash	3,634,253
Cash, Beginning of year	143
Cash, End of period	$ 3,634,396

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 30,803,977
Decrease in investments, at value	96,942,784
Accretion of discount on investments	(63,317)
Amortization of premium on investments	132,409
Increase in payable for securities purchased	10,129,308
Increase in interest and dividends receivable	(734,824)
Proceeds for written options	1,090
Increase in receivable for securities sold	(24,389,189)
Decrease in receivable from broker — variation margin	10,629
Decrease in deposits with brokers for purchased options on futures	1,327
Increase in prepaid expenses	(10,062)
Decrease in interest payable	(30,292)
Decrease in accrued expenses	(85,394)
Total Adjustments	81,904,469
Net Cash Flows Provided by Operating Activities	$ 112,708,446

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]	2010	2009	2008[2,3]	2008[2,4]	2007[2,4]	2006[2,4]

Net asset value, beginning of period	$13.70	$12.44	$10.07	$11.20	$22.95	$21.15	$19.69

Income (loss) from operations:
Net investment income	0.44	0.54	0.43	0.11	0.31	0.13	0.48
Net realized and unrealized gain (loss)	0.59	1.26	2.46	(0.96)	(8.85)	3.22	2.18
Total income (loss) from operations	1.03	1.80	2.89	(0.85)	(8.54)	3.35	2.66

Less distributions from:
Net investment income	(0.30)	(0.54)	(0.52)	(0.28)	(0.20)	(0.01)	(0.55)
Net realized gains	—	—	—	—	(3.01)	(1.54)	(0.65)
Total distributions	(0.30)	(0.54)	(0.52)	(0.28)	(3.21)	(1.55)	(1.20)
Increase in Net Asset Value due to shares repurchased in tender offer	0.11	—	—	—	—	—	—
Net asset value, end of period	$14.54	$13.70	$12.44	$10.07	$11.20	$22.95	$21.15

Market price, end of period	$13.72	$12.45	$10.35	$7.73	$9.07	$19.88	$18.19
Total return, based on NAV[5,6]	8.43%	14.83%	29.52%	(7.43)%	(42.09)%	16.32%	13.89%
Total return, based on Market Price[7]	12.68%	26.18%	42.02%	(11.44)%	(44.95)%	18.22%	13.24%

Net assets, end of period (000s)	$305,076	$410,458	$372,888	$301,672	$335,588	$687,760	$633,888

Ratios to average net assets:
Gross expenses	1.45%[8]	1.49%	1.59%	3.10%[8]	2.72%	3.03%[9]	3.13%
Gross expenses, excluding interest expense	1.21 [8]	1.18	1.31	1.70 [8]	1.46	1.42 [9]	1.33
Net expenses[10]	1.45 [8]	1.49 [11]	1.59 [11]	3.10 [8,11]	2.72 [11]	3.03 [9,11,12]	3.13 [11,12]
Net expenses, excluding interest expense[10]	1.21 [8]	1.18 [11]	1.31 [11]	1.70 [8,11]	1.46 [11]	1.42 [9,11,12]	1.33 [11,12]
Net investment income	5.37 [8]	4.29	3.90	6.74 [8]	1.73	0.60	2.33

Portfolio turnover rate	61%[13]	49%[13]	135%[13]	8%	169%[13]	180%	193%

Supplemental data:
Loans Outstanding, End of Period (000s)	—	$100,000	$60,000	$100,000	$145,000	$170,000	$220,000
Asset Coverage for Loan Outstanding	—	511%	721%	402%	331%	505%	388%
Weighted Average Loan (000s)	$108,287	$73,589	$66,192	$123,361	$168,497	$181,370	$220,000
Weighted Average Interest Rate on Loans	0.98%	1.62%	1.44%	3.35%	3.89%	5.67%	5.26%

1              For the six months ended June 30, 2011 (unaudited).

2              Per share amounts have been calculated using the average shares method.

3              For the period November 1, 2008 through December 31, 2008.

4              For the year ended October 31.

5              Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6              The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

7              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8              Annualized.

9              Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

10         The impact of compensating balance arrangements, if any, was less than 0.01%.

11         Ratio includes commitment fees incurred on the line of credit.

12         Reflects fees forgone and/or expense reimbursements.

13         Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 111% and 185% for the six months ended June 30, 2011 and the years ended December 31, 2010 and 2009, respectively, and 177% for the year ended October 31, 2008.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

14	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$111,769,390	$ 4,090,937	—	$115,860,327
Industrials	8,280,180	—	$27,735	8,307,915
Utilities	19,987,697	4,379,114	—	24,366,811
Other common stocks	124,255,668	—	—	124,255,668
Convertible preferred stocks:
Financials	8,896,270	6,066,000	—	14,962,270
Other convertible preferred stocks	26,618,840	—	—	26,618,840
Preferred stocks	8,958,870	—	—	8,958,870
Asset-backed securities	—	834,000	—	834,000
Collateralized mortgage obligations	—	2,616,469	31,359	2,647,828
Corporate bonds & notes	—	49,361,953	—	49,361,953
Municipal bonds	—	40,586	—	40,586
Warrants	—	—	2	2
Total long-term investments	$308,766,915	$ 67,389,059	$59,096	$376,215,070
Short-term investments†	—	42,595,000	—	42,595,000
Total investments	$308,766,915	$109,984,059	$59,096	$418,810,070

†  See Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	15

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Collateralized Mortgage Obligations	Common Stocks	Warrants	Total
Balance as of December 31, 2010	—	$ 19,352	$ 2	$19,354
Accrued premiums/discounts	$ 8	—	—	8
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	23	8,383	—	8,406
Net purchases (sales)	31,328	—	—	31,328
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of June 30, 2011	$31,359	$27,735	$ 2	$59,096
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[1]	$ 23	$ 8,383	—	$ 8,406

1              This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the

16	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	17

of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other

18	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2011, the total notional value of all credit default swaps to sell protection is $0. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	19

that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

20	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Total return swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	21

associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund did not have any open derivative transactions.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

22	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(m) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(o) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	23

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to LMPFA as a percentage of the Fund’s assets will be higher than if

24	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$277,712,584	$178,097,265
Sales	409,424,920	201,803,048

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,984,429
Gross unrealized depreciation	(5,923,358)
Net unrealized appreciation	$ 9,061,071

During the six months ended June 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	17	$ 7,960
Options written	63	9,983
Options closed	(68)	(17,045)
Options expired	(12)	(898)
Written options, outstanding as of June 30, 2011	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At June 30, 2011, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	25

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$ (2,693)	—	—	$ (2,693)
Written options	9,050	—	—	9,050
Futures contracts	(447,305)	—	—	(447,305)
Forward foreign currency contracts	—	$2,054	—	2,054
Swap contracts	(2,742)	—	$1,297	(1,445)
Total	$(443,690)	$2,054	$1,297	$(440,339)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Written options	$ (2,772)
Futures contracts	20,066
Swap contracts	(153)
Total	$17,141

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 1,329
Written options†	1,346
Futures contracts (to buy)†	3,159,124
Futures contracts (to sell)†	9,209,758

Average Notional Balance
Credit default swap contracts (to buy protection)†	$ 68,571
Credit default swap contracts (to sell protection)†	45,714
Total return swap contracts†	173,928

†  At June 30, 2011, there were no open positions held in this derivative.

5. Line of credit

The Fund has a 364 day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $150,000,000. Unless renewed, this agreement terminates on December 14, 2011. The interest on the loan is calculated at a variable rate based on LIBOR, plus any applicable margin. Interest expense related to the loan for the six months ended June 30, 2011 was $523,707. For the six months ended June 30, 2011, the Fund incurred

26	LMP Capital and Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

no commitment fee. For the six months ended June 30, 2011 the Fund had an average daily loan balance outstanding of $108.3 million and the weighted average interest rate was 0.98%. At June 30, 2011, the Fund had no borrowings outstanding per this credit agreement. Subsequent to period-end, as of July 1, 2011, the Fund had $80,000,000 of borrowings outstanding per this credit agreement.

6. Capital shares

On November 20, 2006, the Fund’s Board of Directors (the “Board”) authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock (the “Program”). The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Board.

This is the fourth repurchase program authorized by the Board since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares each, the Fund has repurchased 3,000,000 shares of common stock.

7. Distributions subsequent to June 30, 2011

On May 20, 2011, the Board declared a quarterly distribution of $0.28 per share payable on September 30, 2011 to shareholders of record on September 23, 2011.

8. Tender offer

During the six months ended June 30, 2011, the Fund, in accordance with its tender offer for up to 8,989,232 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.15 per share (98% of the net asset value per share of $14.43 on June 30, 2011). These shares represent 30% of the Fund’s then outstanding shares.

9. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $203,418,658, of which $51,940,897 expires in 2015, $26,544,566 expires in 2016, $121,685,830 expires in 2017 and $3,247,365 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

LMP Capital and Income Fund Inc. 2011 Semi-Annual Report	27

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

11. Subseqent Event

At its August 2011 meeting, the Board approved management’s recommendation to permit the Fund to invest up to 25% of its total assets in energy master limited partnerships (“MLPs”). This change is consistent with the recently announced repositioning of the Fund’s equity assets to include a broader range of higher-yielding securities, the intent of which is to increase the level of income available from the Fund’s equity investments. This change in the Fund’s investment policies is effective immediately.

28	LMP Capital and Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on April 29, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Voted for Election	Common Shares Withheld
Riordan Roett	26,657,013	1,712,707
Jeswald W. Salacuse	26,668,347	1,701,373

At June 30, 2011, in addition to Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson

LMP Capital and Income Fund Inc.	29

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

30	LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

LMP

Capital and Income Fund Inc.

Directors Carol L. Colman	LMP Capital and Income Fund Inc. 620 Eighth Avenue	Independent registered public accounting firm KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	ClearBridge Advisors, LLC
	Western Asset Management Company	New York Stock Exchange Symbol
Officers	Western Asset Management Company Limited	SCD
R. Jay Gerken, CFA
President and Chief Executive Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD04219 8/11 SR11-1424

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
LMP Capital and Income Fund Inc.

Date:	August 26, 2011